UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 19, 2007

Home Federal Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	001-33795	26-0886727
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho 83651
 (Address of principal executive offices and zip code)

(208) 466-4634
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
          CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
          CFR 240.13e-4(c))

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Item 8.01 Other Events

        On December 19, 2007, Home Federal Bancorp, Inc., a Maryland corporation (the "Company"), completed the "second-step" conversion of Home Federal Bank (the "Bank") from the mutual holding company structure to the stock holding company structure (the "Conversion") pursuant to a Plan of Conversion and Reorganization, as amended (the "Plan"). Upon completion of the Conversion the Company became the holding company for the Bank and owns all of the issued and outstanding shares of the Bank's common stock. In connection with the Conversion, 10,200,000 shares of common stock, par value $0.01 per share, of Home Federal Bancorp, Inc. were sold in subscription, community and syndicated community offerings to certain depositors and borrowers of the Bank and other investors for $10.00 per share, or $102.0 million in the aggregate (the "Offerings"), and 7,126,169 shares of the Company's common stock were issued in exchange for the outstanding shares of common stock of Home Federal Bancorp, Inc., the former mid-tier holding company for the Bank, held by the "public" stockholders of Home Federal Bancorp, Inc. (all stockholders except Home Federal MHC). Each share of common stock of Home Federal Bancorp, Inc. was converted into the right to receive 1.1360 shares of the Company's common stock in the Conversion.

        The issuance of the Company's common stock in the Offerings and the Conversion was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File No. 333-146289) (the "Registration Statement") filed by the Company with the Securities and Exchange Commission ("SEC") on September 25, 2007, as amended, and declared effective by the SEC on November 9, 2007.

        The Company's common stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the successor to Home Federal Bancorp, Inc. pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act. The Company's common stock has been approved for listing on the Global Select Market of the NASDAQ Stock Market LLC commencing on December 20, 2007. For the initial 20 trading days, the Company's common stock will trade under the symbol "HOMED. After the initial 20 trading days, the trading symbol for the Company's common stock will be "HOME." The description of the Company's common stock set forth under the heading "Description of Common Stock" in the Prospectus included in the Registration Statement is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

        (d)        Exhibits

        2.1        Plan of Conversion and Reorganization, as amended*
        99.1      Prospectus of Home Federal Bancorp, Inc.*

_ _ _ _ _ _ _
*          Incorporated by reference from the Registration Statement on Form S-1 (File No. 333-146289) filed with the Securities and Exchange Commission on September 25, 2007, as amended, and declared effective by the SEC on November 9, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: December 26, 2007	By: /s/Robert A. Schoelkoph
Robert A. Schoelkoph
Senior Vice President and Chief Financial Officer

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